                                                                     Exhibit 4.2

                               GREATER BAY BANCORP

                              Officers' Certificate
                    Pursuant to Section 3.01 of the Indenture
                    -----------------------------------------

         Pursuant to Section 3.01 of the Indenture, dated as of March 24, 2003 (the "Indenture"), between Greater Bay Bancorp (the "Company") and Wilmington Trust Company, as trustee (the "Trustee"), each of the undersigned, the Executive Vice President, Chief Administrative Officer and Chief Financial Officer and the Senior Vice President, Finance and Accounting of the Company, hereby certifies, on the Company's behalf, as follows:

     1. The issuance of Securities of the series designated as the "5.25% Notes, Series A, due March 31, 2008" in an aggregate principal amount of $150,000,000 (the "Series A Notes") and the issuance of Securities of the series designated as the "5.25% Notes, Series B, due 2008" (the "Series B Notes") in up to a like principal amount as the Series A Notes (and in exchange for the Series A Notes), have been approved and authorized in accordance with the provisions of the Indenture by resolutions adopted by the Board of Directors of the Company on January 21, 2003 and by a duly authorized committee of the Board of Directors on March 19, 2003; such resolutions have not been amended, modified or rescinded and remain in full force and effect; and such resolutions are the only resolutions adopted by the Company's Board of Directors, or any committee of such Board of Directors, relating to the Series A Notes and the Series B Notes.

     2. The Series A Notes are being sold by the Company pursuant to an Offering Memorandum, dated March 19, 2003 (the "Offering Memorandum").

     3. Capitalized terms not otherwise defined herein shall have the same meanings set forth in the Indenture.

     4. The terms of the series of Series A Notes shall be as follows:

        (a) The title of the Series A Notes are "5.25% Notes, Series A, due March 31, 2008".

        (b) The Series A Notes are to be issued in an aggregate principal amount of $150,000,000.

        (c) The principal amount of the Series A Notes shall be payable on March 31, 2008.

        (d) The Series A Notes shall be subject to the Events of Default specified in Section 5.01, paragraphs (1), (2), (5), (6),
             (7) and (8), of the Indenture.

        (e) Section 4.03 of the Indenture shall be applicable to the Series A Notes.

        (f) The Series A Notes shall bear interest at a rate of 5.25% per annum (based upon a 360 day year consisting of twelve 30-day months), from and including the date of original issuance (the "Series A Original Issuance Date") or from and including the most recent interest payment date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on March 31 and September 30 of each year (each an "Interest Payment Date") commencing on September 30, 2003 until the principal thereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the 15th calendar day immediately preceding the relevant Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner The amount of interest payable for any partial semiannual period will be computed on the basis of the actual number of days elapsed during that period.

        (g) The Trustee for the Series A Notes shall be Wilmington Trust Company, who shall also be the Securities Registrar and initial transfer agent for the Series A Notes (subject to the Company's right to remove the Trustee as such transfer agent and, from time to time, to designate one or more other transfer agents and to rescind from time to time any such designations). The Securities Registrar's office as of the date hereof is 1100 North Market Street, Wilmington, Delaware 19890-0001.

        (h) The Series A Notes (i) offered and sold to "qualified institutional buyers" (referred to herein as "QIBs") as defined in Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and (ii) outside the United States in accordance with Regulation S may be issued in book-entry form and, if so issued, will be represented by Restricted Global Notes (as defined in Annex A to the
                                                    -------
             Indenture) delivered to The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC. The Series A Notes offered and sold to QIBs will be issued as a Restricted Global Note (as defined in Annex A of
                                                               -------
             the Indenture) and the Series A Notes offered and sold outside the United States in accordance with Regulation S will be issued as a Regulation S Global Note (as defined in Annex A of the Indenture). The CUSIP numbers for the Restricted Global Note is CUSIP No. 391648 AK 8 and for the Regulation S Global Note is U39020 AA 7.

        (i) The Series A Notes offered and sold to institutional accredited investors (referred to herein as "IAIs") that are "accredited investors" within meaning of subparagraph
             (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act will be issued in certificated form as a Restricted Certificated Note (as defined in Annex A to the Indenture). The CUSIP number for
                        -------
             the Restricted Certificated Notes is CUSIP No. 391648 AM 4.

        (j)  Annex A of the Indenture shall be applicable to the Series A
             -------
             Notes.

        (k) The Series A Notes shall not be issued in the form of a temporary Global Note.

        (l) The Series A Notes will be issued and transferable only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000; provided, however, that the Restricted Certificated Notes will have minimum denominations of $100,000.

        (m) The certificates for the Series A Notes issued as a Restricted Global Note, a Regulation S Global Note and in certificated form as Restricted Certificated Notes shall be in substantially the form of Exhibit A, which contains such
                                          ---------
             restrictive legends as shall be applicable to the Restricted Global Note, the Regulation S Global Note or the Restricted Certificated Notes as set forth therein.

        (n) The Series A Notes shall be subject to the restrictions on transfer as described under the heading "Notice to Investors" in the Offering Memorandum.

        (o) The Trustee shall be the Paying Agent. The Paying Agent's office as of the date hereof is 1100 North Market Street, Wilmington, Delaware 19890-0001.

        (p) Subject to Section 10.02 of the Indenture, payments of principal, premium, if any, and interest on the Restricted Global Notes will be made to DTC, or its nominee, as the case may be, as the registered owner or holder of the Restricted Global Notes. In the event that any of the Series A Notes are issued in certificated form in exchange for the Series A Notes issued in global form, as set forth in the Indenture, principal and interest thereon will be payable at the office of the Paying Agent; provided that payment of interest, other than interest payable at maturity, may be made at the option of the Company by check mailed by the Paying Agent to the address of the person entitled thereto as shown on the Securities Register. Notwithstanding the foregoing, the payments of interest to DTC or its nominee shall be made by wire transfer in immediately available funds.

        (q) Subject to Section 10.02 of the Indenture, payments of principal, premium, if any, and interest on the Restricted Certificated Notes will be payable at the office of the Paying Agent; provided that payment of interest, other than interest payable at maturity, may be made at the option of the Company by check mailed by the Paying Agent to the address of the person entitled thereto as shown on the Securities Register.

        (r) The Series A Notes shall be denominated, and payment of principal of (and premium, if any) and interest on the Series A Notes will be made in United States dollars.

        (s) The Company may not satisfy all or part of its obligations with regard to payment or delivery upon Maturity, or any interest payment by delivering Maturity Consideration.

        (t) The Series A Notes are not redeemable. The Series A Notes will not be subject to any sinking fund.

        (u) The portion of the principal amount of the Series A Notes (and, if outstanding, the Series B Notes) which shall be payable upon declaration of acceleration of maturity thereof shall not be other than the principal amount thereof, provided, that, if such acceleration is declared by the Holders of at least 25% in aggregate principal amount of the Series A Notes then outstanding (and, if any Series B Notes are outstanding, 25% in aggregate principal amount of both the Series A Notes and Series B Notes then outstanding voting together as a single class), then, upon such declaration of acceleration, the Series A Notes which shall be payable (and, if outstanding, the Series B Notes which shall be payable) shall be the principal amount thereof, or premium if any, plus accrued interest.

        (v) The Series A Notes will not be convertible into any other securities or property of the Company.

        (w) The Series A Notes may be exchanged for the Series B Notes when the conditions for issuance of the Series B Notes have been satisfied.

        (x) The Series A Notes will be issued in fully registered form, without coupons. The Series A Notes will not be issued in bearer form.

        (y) The amount of payments of principal of (and premium, if any) or interest on the Series A Notes will not be determined with reference to an index.

        (z) Series A Notes which are registered in the Securities Register may be presented for transfer or exchange at the office or agency of the Company in any place where the principal and interest on the Series A Note are payable.

        (aa) The place where notices and demands to or upon the Company may be made is at the office of the Paying Agent.

        (bb) The Series A Notes shall vote and consent together with the Series B Notes as a single class.

        (cc) The Series A Notes shall have any additional terms which terms shall not be inconsistent with the provisions of the Indenture.

     5. The Series B Notes will be issued with the intent to exchange the Series A Notes with a like principal amount of Series B Notes, with materially identical terms, except that the Series B Notes will be registered with the Securities and Exchange Commission and thus will not be subject to certain restrictions on transfer.

     6. The terms of the series of Series B Notes shall be as follows:

        (a) The title of the Series B Notes are "5.25% Notes, Series B, due March 31, 2008".

        (b) The Series B Notes are to be issued in an aggregate principal amount of $150,000,000, or such lesser amount of the Series A Notes then outstanding, or such lesser amount of the Series A Notes that are exchanged for the Series B Notes.

        (c) The principal amount of the Series B Notes shall be payable on March 31, 2008.

        (d) The Series B Notes shall be subject to the Events of Default specified in Section 5.01, paragraphs (1), (2), (5), (6), (7) and
             (8), of the Indenture.

        (e) Section 4.03 of the Indenture shall be applicable to the Series B Notes.

        (f) The Series B Notes shall bear interest at a rate of 5.25% per annum (based upon a 360 day year consisting of twelve 30-day months), from and including the Series A Original Issuance Date or from and including the most recent interest payment date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on March 31 and September 30 of each year (each an "Interest Payment Date") commencing on September 30, 2003 until the principal thereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the 15th calendar day immediately preceding the relevant Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner The amount of interest payable for any partial semiannual period will be computed on the basis of the actual number of days elapsed during that period.

        (g) The Trustee for the Series B Notes shall be Wilmington Trust Company, who shall also be the Securities Registrar and initial transfer agent for the Series B Notes (subject to the Company's right to remove the Trustee as such transfer agent and, from time to time, to designate one or more other transfer agents and to rescind from time to time any such designations). The Securities Registrar's office as of the date hereof is 1100 North Market Street, Wilmington, Delaware 19890-0001.

        (h) The Series B Notes may be issued in book-entry form and, if so issued, will be represented by an Unrestricted Global Note (as defined in Annex A of the Indenture) delivered to
                                 -------
             The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC. The CUSIP number for the Series B Notes is CUSIP No. 391648 AL 6.

        (i)  Annex A of the Indenture shall be applicable to the Series B
             -------
             Notes.

        (j) The Series B Notes shall not be issued in the form of a temporary Global Note.

        (k) The Series B Notes will be issued and transferable only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

        (l) The Series B Notes held by Initial Purchasers will have the same legends applicable to the Series A Notes that were so exchanged (referred to as the "Restricted Series B Private Notes"). The Restricted Series B Private Notes may have a different CUSIP number than the CUSIP number for the Series B Notes.

        (m) The Series B Notes issued as an Unrestricted Global Note shall be in substantially the form of Exhibit B, which
                                                   ---------
             contains appropriate legends relating to a global note. The Series B Notes issued as Restricted Series B Private Notes shall be in substantially the form of the Series A Notes that were so exchanged and will contain the same legends as the Series A Notes that were so exchanged.

        (n) The Series B Notes issued as an Unrestricted Global Note shall not be subject to restrictions on transfer. The Series B Notes issued as a Restricted Series B Private Notes shall be subject to the restrictions on transfer that were applicable to the Series A Notes that were so exchanged.

        (o) The Trustee shall be the Paying Agent. The Paying Agent's office as of the date hereof is 1100 North Market Street, Wilmington, Delaware 19890-0001.

        (p) Subject to Section 10.02 of the Indenture, payments of principal, premium, if any, and interest on the Unrestricted Global Note will be made to DTC, or its nominee, as the case may be, as the registered owner or holder of the Global

             Notes. In the event that any of the Series B Notes are issued in certificated form in exchange for the Series B Notes issued in global form, as set forth in the Indenture, principal and interest thereon will be payable at the office of the Paying Agent; provided that payment of interest, other than interest payable at maturity, may be made at the option of the Company by check mailed by the Paying Agent to the address of the person entitled thereto as shown on the Securities Register. Notwithstanding the foregoing, the payments of interest to DTC or its nominee shall be made by wire transfer in immediately available funds.

        (q) The Series B Notes shall be denominated, and payment of principal of (and premium, if any) and interest on the Series B Notes will be made in United States dollars.

        (r) The Company may not satisfy all or part of its obligations with regard to payment or delivery upon Maturity, or any interest payment by delivering Maturity Consideration.

        (s) The Series B Notes are not redeemable. The Series B Notes will not be subject to any sinking fund.

        (t) The portion of the principal amount of the Series B Notes (and, if outstanding, the Series A Notes) which shall be payable upon declaration of acceleration of maturity thereof shall not be other than the principal amount thereof, provided, that, if such acceleration is declared by the Holders of at least 25% in aggregate principal amount of the Series B Notes then outstanding (and, if any Series A Notes are outstanding, 25% in aggregate principal amount of both the Series B Notes and Series A Notes then outstanding voting together as a single class), then, upon such declaration of acceleration, the Series B Notes which shall be payable (and, if outstanding, the Series A Notes which shall be payable) shall be the principal amount thereof, or premium if any, plus accrued interest.

        (u) The Series B Notes will not be convertible into any other securities or property of the Company.

        (v) The Series B Notes may be exchanged for the Series A Notes when the conditions for issuance of the Series B Notes have been satisfied.

        (w) The Series B Notes will be issued in fully registered form, without coupons. The Series B Notes will not be issued in bearer form.

        (x) The amount of payments of principal of (and premium, if any) or interest on the Series B Notes will not be determined with reference to an index.

        (y) Series B Notes which are registered in the Securities Register may be presented for transfer or exchange at the office or agency of the Company in any place where the principal and interest on the Series B Note are payable.

        (z) The place where notices and demands to or upon the Company may be made is at the office of the Paying Agent.

        (aa) The Series B Notes shall vote and consent together with the Series A Notes as a single class.

        (bb) The Series B Notes shall have any additional terms which terms shall not be inconsistent with the provisions of the Indenture.

     7. All covenants or conditions precedent provided for in the Indenture relating to the establishment of the terms of Securities herein described and the terms of such series have been complied with. All covenants or conditions precedent provided for in the Indenture relating to the authentication of the Series A Notes have been complied with.

     Each of the undersigned states that he has read and is familiar with the provisions of Article III of the Indenture relating to the issuance of Securities thereunder; that he is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its corporate acts and proceedings; and that in his opinion, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with.

     Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Indenture.


                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, we have hereunto signed our names.

Dated as of March 24, 2003

                                      GREATER BAY BANCORP


                                      By: /s/ Steven C. Smith
                                          ---------------------------------
                                          Steven C. Smith
                                          Executive Vice President, Chief
                                          Administrative Officer and Chief
                                          Financial Officer


                                      By: /s/ Shawn E. Saunders
                                          ---------------------------------
                                          Shawn E. Saunders
                                          Senior Vice President, Finance
                                          and Accounting

                                    EXHIBIT A

                                144A GLOBAL NOTE

        TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO HEREIN.

        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THIS NOTE IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF GREATER BAY BANCORP AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG GREATER BAY BANCORP AND THE INITIAL PURCHASERS NAMED THEREIN, DATED MARCH 24, 2003 (THE "REGISTRATION RIGHTS AGREEMENT"). GREATER BAY BANCORP WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO GREATER BAY BANCORP AT ITS PRINCIPAL PLACE OF BUSINESS.

        THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"); (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE

DATE OF THE NOTES AND THE LAST DATE ON WHICH GREATER BAY BANCORP OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF GREATER BAY BANCORP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT (A) TO GREATER BAY BANCORP OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATIONS UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 50l(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT IS ACQUIRING A MINIMUM OF $100,000 AGGREGATE PRINCIPAL AMOUNT OF THIS NOTE OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT OR AS FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH MUST BE SUCH AN INSTITUTIONAL ACCREDITED INVESTOR UNLESS THE PURCHASER IS A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION AS DESCRIBED IN SECTION 3(a)(5)(A) OF THE SECURITIES ACT, WHETHER ACTING IN ITS INDIVIDUAL CAPACITY OR IN A FIDUCIARY CAPACITY)) FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO GREATER BAY BANCORP) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND, IN THE CASE OF A TRANSFER PURSUANT TO (D) ABOVE, TO THE RIGHT OF GREATER BAY BANCORP TO REQUIRE THAT A LETTER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BE COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IN CERTAIN CASES, THE TRANSFEREE TO THE TRUSTEE; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE GOVERNING THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

REGISTERED                                                      PRINCIPAL AMOUNT
NO. R-1                                                              $__________
CUSIP NO.: 391648 AK 8

                               GREATER BAY BANCORP

                     5.25% SENIOR NOTES, SERIES A, DUE 2008

        GREATER BAY BANCORP, a California corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________________ DOLLARS ($_________) (or such lesser amount as shall be the outstanding principal amount of this Note listed on Schedule A hereto) on March 31, 2008, and to pay interest thereon from March 24, 2003, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on March 31 and September 30 in each year, commencing September 30, 2003 (each an "Interest Payment Date"), at the rate of 5.25% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the 15th calendar day immediately preceding the relevant Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest for any full semiannual period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any partial semiannual period will be computed on the basis of the actual number of days elapsed during that period.

        Payment of the principal of and any such interest on this Note will be made at the offices or agencies of the Company maintained for that purpose in Wilmington, Delaware, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payments of interest to DTC or its nominee shall be made by wire transfer in immediately available funds.

        This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued under an Indenture, dated as of March 24, 2003, as amended and supplemented (the "Indenture"), between the Company and Wilmington Trust Company, a

Delaware corporation (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto and all Officers' Certificates pursuant to Section 3.01 of the Indenture relating to the Notes, reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a series of Notes of the Company designated as its 5.25% Senior Notes, Series A, due March 31, 2008 (herein called the "Notes"), initially limited in aggregate principal amount to $150,000,000.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of March 24, 2003, among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). Capitalized terms used in this paragraph and not defined herein shall have the meanings assigned to them in the Registration Rights Agreement. In the event that (i) the Exchange Offer Registration Statement is not filed with the Securities Exchange Commission (the "Commission") on or prior to the 120th day following March 24, 2003 (the "Closing Time"), (ii) the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 180th day following the Closing Time, (iii) the Exchange Offer is not consummated on or prior to the 45th day following the effective date of the Exchange Offer Registration Statement, (iv) if required, a Shelf Registration Statement is not filed with the Commission on or prior to (A) the 180th day following the Closing Time or (B) the 75th day after the filing obligation arises, whichever is later, (v) if required, a Shelf Registration Statement is not declared effective on or prior to the 240th day following the Closing Time (or, if a Shelf Registration Statement is required to be filed upon the request of any Initial Purchaser, within 120 days after such request), (vi) a Shelf Registration Statement is declared effective by the Commission but such Shelf Registration Statement ceases to be effective or such Shelf Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Registrable Securities for any reason and
(A) the aggregate number of days in any consecutive 365-day period for which the Shelf Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Shelf Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Shelf Registration Statement or such Prospectus shall not be effective or usable for a period of more than 45 consecutive days, or (vii) the Exchange Offer Registration Statement is declared effective by the Commission but, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities as contemplated by Section 3(f)(B) of the Registration Rights Agreement, the Exchange Offer Registration Statement ceases to be effective or the Exchange Offer Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Exchange Securities for any reason during the 90-day period referred to in Section 3(f)(B) of the Registration Rights Agreement (as such period may be extended pursuant to the last paragraph of Section 3 of the Registration Rights Agreement) and (A) the aggregate number of days in any consecutive 365-day period for which the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Exchange Offer Registration Statement or the Prospectus shall not be effective or usable for a period of more than 45 consecutive days (each of the events referred to in clauses (i) through (vii) above being hereinafter called a "Registration Default"), the per annum interest rate borne by the Registrable Securities shall be increased ("Additional Interest") by one-quarter of one percent (0.25%) per annum immediately following such 120-day period in the case of clause (i) above, immediately following such 180-day period in the case of clause (ii) above, immediately following such 45-day period in the case of clause (iii) above, immediately following any such 180-day period or 75-day period, whichever ends later, in the case of clause (iv) above, immediately following any such 240-day period or 120-day period, whichever ends first, in the case of clause (v) above, immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that a Shelf Registration Statement shall not be effective or a Shelf Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause
(vi) above, or immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that the Exchange Offer Registration Statement shall not be effective or the Exchange Offer Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vii) above; provided that the aggregate increase in such annual interest rate under this paragraph may in no event exceed one-quarter of one percent (0.25%) per annum; further provided that the aggregate increase in such annual interest rate may in no event be in excess of the rate permissible under applicable law. Upon the filing of the Exchange Offer Registration Statement after the 120-day period described in clause (i) above, the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (ii) above, the consummation of the Exchange Offer after the 45-day period described in clause (iii) above, the filing of the Shelf Registration Statement after the 180-day period or 75-day period, as the case may be, described in clause (iv) above, the effectiveness of a Shelf Registration Statement after the 240-day period or 120-day period, as the case may be, described in clause (v) above, the Shelf Registration Statement once again being effective or the Shelf Registration Statement and the Prospectus included therein becoming usable in connection with resales of Registrable Securities, as the case may be, in the case of clause (vi) above, or the Exchange Offer Registration Statement once again becoming effective or the Exchange Offer Registration Statement and the Prospectus included therein becoming usable in connection with resales of Exchange Securities, as the case may be, in the case of clause (vii) thereof, the interest rate borne by the Securities from the date of such filing, effectiveness, consummation or resumption of effectiveness or usability, as the case may be, shall be reduced to the original interest rate so long as no other Registration Default shall have occurred and shall be continuing at such time and the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults shall again occur, the interest rate shall again be increased pursuant to the foregoing provisions. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note. Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender, its Notes for Exchange Securities in the Exchange Offer will not be entitled to receive any Additional Interest.

        This Note shall be subject to the Events of Default specified in paragraphs (1), (2), (5), (6), (7) and (8) of the Indenture.

        This Note may not be redeemed prior to maturity.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by, a written instrument of transfer in form satisfactory to the Company, duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        This Note is issuable as a registered Note without coupons in denominations of $1,000 and integral multiples of $1,000. As provided in the Indenture, and subject to certain limitations set forth therein, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        If an Event of Default with respect to the Notes shall occur and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the trustee under each series to be affected with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Note at the times, place and rate, and in the coin and currency, herein prescribed.

        This Note is governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law rules.

        All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an authenticating agent, by the manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March ___, 2003

                                            GREATER BAY BANCORP


                                            By:
                                               ---------------------------------

        This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                            WILMINGTON TRUST COMPANY, as Trustee


                                            By:
                                               ---------------------------------
                                                Authorized Officer

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
Name and address of assignee, including zip code, must be printed or typewritten)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
Attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated:___________________                             __________________________
                                            NOTICE:   The signature to this
                                                      assignment must correspond
                                                      with the name as it
                                                      appears upon the face of
                                                      the within or attached
                                                      Note in every particular,
                                                      without alteration or
                                                      enlargement or any change
                                                      whatever.

                                   SCHEDULE A

                              SCHEDULE OF EXCHANGES

The following exchanges of Notes for Notes represented by this Note have been made:

                                Change in
                                principal       Principal
Principal                       amount of this  amount of this   Notation made
amount of this  Date exchange   Note due to     Note following   by or on behalf
Note            made            exchange        such exchange    of the Company
--------------------------------------------------------------------------------
$
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            REGULATION S GLOBAL NOTE

        TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO HEREIN.

        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THIS NOTE IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF GREATER BAY BANCORP AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG GREATER BAY BANCORP AND THE INITIAL PURCHASERS NAMED THEREIN, DATED MARCH 24, 2003 (THE "REGISTRATION RIGHTS AGREEMENT"). GREATER BAY BANCORP WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO GREATER BAY BANCORP AT ITS PRINCIPAL PLACE OF BUSINESS.

        PRIOR TO THE EXPIRATION OF THE 40-DAY "DISTRIBUTION COMPLIANCE PERIOD" (AS DEFINED IN REGULATION S), THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON WITHIN THE MEANING OF REGULATION S, EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE
144A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE OR OTHERWISE IN ACCORDANCE WITH REGULATION S.

        AS USED HEREIN, THE TERM "UNITED STATES" HAVE THE MEANING GIVEN IT BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE GOVERNING THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

REGISTERED                                                      PRINCIPAL AMOUNT
NO. R-1                                                             $___________
CUSIP NO.: U39020 AA 7

                               GREATER BAY BANCORP

                     5.25% SENIOR NOTES, SERIES A, DUE 2008

        GREATER BAY BANCORP, a California corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($__________) (or such lesser amount as shall be the outstanding principal amount of this Note listed on Schedule A hereto) on March 31, 2008, and to pay interest thereon from March 24, 2003, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on March 31 and September 30 in each year, commencing September 30, 2003 (each an "Interest Payment Date"), at the rate of 5.25% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the 15th calendar day immediately preceding the relevant Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest for any full semiannual period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any partial semiannual period will be computed on the basis of the actual number of days elapsed during that period.

        Payment of the principal of and any such interest on this Note will be made at the offices or agencies of the Company maintained for that purpose in Wilmington, Delaware, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payments of interest to DTC or its nominee shall be made by wire transfer in immediately available funds.

        This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued under an Indenture, dated as of March 24, 2003, as amended and supplemented (the "Indenture"), between the Company and Wilmington Trust Company, a

Delaware corporation (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto and all Officers' Certificates pursuant to Section 3.01 of the Indenture relating to the Notes, reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a series of Notes of the Company designated as its 5.25% Senior Notes, Series A, due March 31, 2008 (herein called the "Notes"), initially limited in aggregate principal amount to $150,000,000.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of March 24, 2003, among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). Capitalized terms used in this paragraph and not defined herein shall have the meanings assigned to them in the Registration Rights Agreement. In the event that (i) the Exchange Offer Registration Statement is not filed with the Securities Exchange Commission (the "Commission") on or prior to the 120th day following March, 24, 2003 (the "Closing Time"), (ii) the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 180th day following the Closing Time, (iii) the Exchange Offer is not consummated on or prior to the 45th day following the effective date of the Exchange Offer Registration Statement, (iv) if required, a Shelf Registration Statement is not filed with the Commission on or prior to (A) the 180th day following the Closing Time or (B) the 75th day after the filing obligation arises, whichever is later, (v) if required, a Shelf Registration Statement is not declared effective on or prior to the 240th day following the Closing Time (or, if a Shelf Registration Statement is required to be filed upon the request of any Initial Purchaser, within 120 days after such request), (vi) a Shelf Registration Statement is declared effective by the Commission but such Shelf Registration Statement ceases to be effective or such Shelf Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Registrable Securities for any reason and
(A) the aggregate number of days in any consecutive 365-day period for which the Shelf Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Shelf Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Shelf Registration Statement or such Prospectus shall not be effective or usable for a period of more than 45 consecutive days, or (vii) the Exchange Offer Registration Statement is declared effective by the Commission but, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities as contemplated by Section 3(f)(B) of the Registration Rights Agreement, the Exchange Offer Registration Statement ceases to be effective or the Exchange Offer Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Exchange Securities for any reason during the 90-day period referred to in Section 3(f)(B) of the Registration Rights Agreement (as such period may be extended pursuant to the last paragraph of Section 3 of the Registration Rights Agreement) and (A) the aggregate number of days in any consecutive 365-day period for which the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Exchange Offer Registration Statement or the Prospectus shall not be effective or usable for a period of more than 45 consecutive days (each of the events referred to in clauses (i) through (vii) above being hereinafter called a "Registration Default"), the per annum interest rate borne by the Registrable Securities shall be increased ("Additional Interest") by one-quarter of one percent (0.25%) per annum immediately following such 120-day period in the case of clause (i) above, immediately following such 180-day period in the case of clause (ii) above, immediately following such 45-day period in the case of clause (iii) above, immediately following any such 180-day period or 75-day period, whichever ends later, in the case of clause (iv) above, immediately following any such 240-day period or 120-day period, whichever ends first, in the case of clause (v) above, immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that a Shelf Registration Statement shall not be effective or a Shelf Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause
(vi) above, or immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that the Exchange Offer Registration Statement shall not be effective or the Exchange Offer Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vii) above; provided that the aggregate increase in such annual interest rate under this paragraph may in no event exceed one-quarter of one percent (0.25%) per annum; further provided that the aggregate increase in such annual interest rate may in no event be in excess of the rate permissible under applicable law. Upon the filing of the Exchange Offer Registration Statement after the 120-day period described in clause (i) above, the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (ii) above, the consummation of the Exchange Offer after the 45-day period described in clause (iii) above, the filing of the Shelf Registration Statement after the 180-day period or 75-day period, as the case may be, described in clause (iv) above, the effectiveness of a Shelf Registration Statement after the 240-day period or 120-day period, as the case may be, described in clause (v) above, the Shelf Registration Statement once again being effective or the Shelf Registration Statement and the Prospectus included therein becoming usable in connection with resales of Registrable Securities, as the case may be, in the case of clause (vi) above, or the Exchange Offer Registration Statement once again becoming effective or the Exchange Offer Registration Statement and the Prospectus included therein becoming usable in connection with resales of Exchange Securities, as the case may be, in the case of clause (vii) thereof, the interest rate borne by the Securities from the date of such filing, effectiveness, consummation or resumption of effectiveness or usability, as the case may be, shall be reduced to the original interest rate so long as no other Registration Default shall have occurred and shall be continuing at such time and the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults shall again occur, the interest rate shall again be increased pursuant to the foregoing provisions. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note. Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender, its Notes for Exchange Securities in the Exchange Offer will not be entitled to receive any Additional Interest.

        This Note shall be subject to the Events of Default specified in paragraphs (1), (2), (5), (6), (7) and (8) of the Indenture.

        This Note may not be redeemed prior to maturity.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by, a written instrument of transfer in form satisfactory to the Company, duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        This Note is issuable as a registered Note without coupons in denominations of $1,000 and integral multiples of $1,000. As provided in the Indenture, and subject to certain limitations set forth therein, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        If an Event of Default with respect to the Notes shall occur and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the trustee under each series to be affected with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Note at the times, place and rate, and in the coin and currency, herein prescribed.

        This Note is governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law rules.

        All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an authenticating agent, by the manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March ____, 2003

                                            GREATER BAY BANCORP


                                            By:
                                               ---------------------------------

        This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                            WILMINGTON TRUST COMPANY, as Trustee


                                            By:
                                               ---------------------------------
                                                Authorized Officer

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

Name and address of assignee, including zip code, must be printed or typewritten)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
Attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated:___________________                             __________________________
                                            NOTICE:   The signature to this
                                                      assignment must correspond
                                                      with the name as it
                                                      appears upon the face of
                                                      the within or attached
                                                      Note in every particular,
                                                      without alteration or
                                                      enlargement or any change
                                                      whatever.

                                   SCHEDULE A

                              SCHEDULE OF EXCHANGES

The following exchanges of Notes for Notes represented by this Note have been made:

                                Change in
                                principal       Principal
Principal                       amount of this  amount of this   Notation made
amount of this  Date exchange   Note due to     Note following   by or on behalf
Note            made            exchange        such exchange    of the Company
--------------------------------------------------------------------------------
$
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                CERTIFICATED NOTE

        THIS NOTE IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF GREATER BAY BANCORP AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG GREATER BAY BANCORP AND THE INITIAL PURCHASERS NAMED THEREIN, DATED MARCH 24, 2003 (THE "REGISTRATION RIGHTS AGREEMENT"). GREATER BAY BANCORP WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO GREATER BAY BANCORP AT ITS PRINCIPAL PLACE OF BUSINESS.

        THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

        (1) REPRESENTS THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 50l(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR");

        (2) REPRESENTS THAT IT IS PURCHASING THIS NOTE FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR OFFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT;

        (3) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH GREATER BAY BANCORP OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF GREATER BAY BANCORP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT (A) TO GREATER BAY BANCORP OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
        (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS ACQUIRING A MINIMUM OF $100,000 AGGREGATE PRINCIPAL AMOUNT OF

        THIS NOTE OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT OR AS FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH MUST BE SUCH AN INSTITUTIONAL ACCREDITED INVESTOR UNLESS THE PURCHASER IS A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION AS DESCRIBED IN SECTION 3(a)(5)(A) OF THE SECURITIES ACT, WHETHER ACTING IN ITS INDIVIDUAL CAPACITY OR IN A FIDUCIARY CAPACITY)) FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO GREATER BAY BANCORP) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND TO THE RIGHT OF GREATER BAY BANCORP TO REQUIRE THAT A LETTER IN THE FORM ATTACHED AS EXHIBIT K TO THE INDENTURE, DATED AS OF MARCH 24, 2003 BETWEEN GREATER BAY AND THE TRUSTEE, BE COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IN CERTAIN CASES, THE TRANSFEREE TO THE TRUSTEE; AND

        (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE GOVERNING THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

REGISTERED                                                   PRINCIPAL AMOUNT
NO. R-___                                                     $_________________
CUSIP NO.: 391648 AM 4

                               GREATER BAY BANCORP

                     5.25% SENIOR NOTES, SERIES A, DUE 2008

        GREATER BAY BANCORP, a California corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________, or registered assigns, the principal sum of _______________ DOLLARS ($____________) on March 31, 2008, and to pay interest thereon from March 24, 2003, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on March

31 and September 30 in each year, commencing September 30, 2003 (each an "Interest Payment Date"), at the rate of 5.25% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the 15th calendar day immediately preceding the relevant Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest for any full semiannual period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any partial semiannual period will be computed on the basis of the actual number of days elapsed during that period.

        Payment of the principal of and any such interest on this Note will be made at the offices or agencies of the Company maintained for that purpose in Wilmington, Delaware, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.

        This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued under an Indenture, dated as of March 24, 2003, as amended and supplemented (the "Indenture"), between the Company and Wilmington Trust Company, a Delaware corporation (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto and Officers' Certificates pursuant to Section 3.01 of the Indenture relating to the Notes, reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a series of Notes of the Company designated as its 5.25% Senior Notes, Series A, due March 31, 2008 (herein called the "Notes"), initially limited in aggregate principal amount to $150,000,000.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of March 24, 2003, among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). Capitalized terms used in this paragraph and not defined herein shall have the meanings assigned to them in the Registration Rights Agreement. In the event that (i) the Exchange Offer Registration Statement is not filed with the Securities Exchange Commission (the "Commission") on or prior to the 120th day following March 24, 2003 (the "Closing Time"), (ii) the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 180th day following the Closing Time, (iii) the Exchange Offer is not consummated on or prior to the 45th day following the effective date of the Exchange Offer Registration Statement, (iv) if required, a Shelf Registration Statement is not filed with the Commission on or prior to (A) the 180th day following the Closing Time or (B) the 75th day after the filing obligation arises, whichever is later, (v) if required, a Shelf Registration Statement is not declared effective on or prior to the 240th day following the Closing Time (or, if a Shelf Registration Statement is required to be filed upon the request of any Initial Purchaser, within 120 days after such request), (vi) a Shelf Registration Statement is declared effective by the Commission but such Shelf Registration Statement ceases to be effective or such Shelf Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Registrable Securities for any reason and (A) the aggregate number of days in any consecutive 365-day period for which the Shelf Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Shelf Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Shelf Registration Statement or such Prospectus shall not be effective or usable for a period of more than 45 consecutive days, or (vii) the Exchange Offer Registration Statement is declared effective by the Commission but, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities as contemplated by Section 3(f)(B) of the Registration Rights Agreement, the Exchange Offer Registration Statement ceases to be effective or the Exchange Offer Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Exchange Securities for any reason during the 90-day period referred to in Section 3(f)(B) of the Registration Rights Agreement (as such period may be extended pursuant to the last paragraph of Section 3 of the Registration Rights Agreement) and (A) the aggregate number of days in any consecutive 365-day period for which the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Exchange Offer Registration Statement or the Prospectus shall not be effective or usable for a period of more than 45 consecutive days (each of the events referred to in clauses (i) through (vii) above being hereinafter called a "Registration Default"), the per annum interest rate borne by the Registrable Securities shall be increased ("Additional Interest") by one-quarter of one percent (0.25%) per annum immediately following such 120-day period in the case of clause (i) above, immediately following such 180-day period in the case of clause (ii) above, immediately following such 45-day period in the case of clause (iii) above, immediately following any such 180-day period or 75-day period, whichever ends later, in the case of clause
(iv) above, immediately following any such 240-day period or 120-day period, whichever ends first, in the case of clause (v) above, immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that a Shelf Registration Statement shall not be effective or a Shelf Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vi) above, or immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that the Exchange Offer Registration Statement shall not be effective or the Exchange Offer Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vii) above; provided that the aggregate increase in such annual interest rate under this paragraph may in no event exceed one-quarter of one percent (0.25%) per annum; further provided that the aggregate increase in such annual interest rate may in no event be in excess of the rate permissible under applicable law. Upon the filing of the Exchange Offer Registration Statement after the 120-day period described in clause (i) above, the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (ii) above, the consummation of the Exchange Offer after the 45-day period described in clause (iii) above, the filing of the Shelf Registration Statement after the 180-day period or 75-day period, as the case may be, described in clause (iv) above, the effectiveness of a Shelf Registration Statement after the 240-day period or 120-day period, as the case may be, described in clause (v) above, the Shelf Registration Statement once again being effective or the Shelf Registration Statement and the Prospectus included therein becoming usable in connection with resales of Registrable Securities, as the case may be, in the case of clause (vi) above, or the Exchange Offer Registration Statement once again becoming effective or the Exchange Offer Registration Statement and the Prospectus included therein becoming usable in connection with resales of Exchange Securities, as the case may be, in the case of clause (vii) thereof, the interest rate borne by the Securities from the date of such filing, effectiveness, consummation or resumption of effectiveness or usability, as the case may be, shall be reduced to the original interest rate so long as no other Registration Default shall have occurred and shall be continuing at such time and the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults shall again occur, the interest rate shall again be increased pursuant to the foregoing provisions. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note. Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender, its Notes for Exchange Securities in the Exchange Offer will not be entitled to receive any Additional Interest.

        This Note shall be subject to the Events of Default specified in paragraphs (1), (2), (5), (6), (7) and (8) of the Indenture.

        This Note may not be redeemed prior to maturity.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by, a written instrument of transfer in form satisfactory to the Company, duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        This Note is issuable in minimum denominations of $100,000 and integral multiples of $1,000. As provided in the Indenture, and subject to certain limitations set forth therein, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        If an Event of Default with respect to the Notes shall occur and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the trustee under each series to be affected with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Note at the times, place and rate, and in the coin and currency, herein prescribed.

        This Note is governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law rules.

        All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an authenticating agent, by the manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: _____________, 2003

                                            GREATER BAY BANCORP


                                            By:
                                               ---------------------------------

        This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                            WILMINGTON TRUST COMPANY, as Trustee


                                            By:
                                               ---------------------------------
                                                Authorized Officer

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

Name and address of assignee, including zip code, must be printed or typewritten)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
Attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated:___________________                   ____________________________________
                                            NOTICE:   The signature to this
                                                      assignment must correspond
                                                      with the name as it
                                                      appears upon the face of
                                                      the within or attached
                                                      Note in every particular,
                                                      without alteration
                                                      or enlargement or any
                                                      change whatever.

                                   EXHIBIT B

                                  GLOBAL NOTE

        TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO HEREIN.

        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THIS NOTE IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF GREATER BAY BANCORP AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

REGISTERED                                                  PRINCIPAL AMOUNT
NO. R-1                                                     $___________________
CUSIP NO.: 391648 AL 6

                               GREATER BAY BANCORP

                          5.25% SENIOR NOTES, SERIES B
                                    DUE 2008

        GREATER BAY BANCORP, a California corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________ DOLLARS ($________) (or such lesser amount as shall be the outstanding principal amount of this Note listed on Schedule A hereto) on March 31, 2008, and to pay interest thereon from March 24, 2003, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on March 31 and September 30 in each year, commencing September 30, 2003 (each an "Interest Payment Date"), at the rate of 5.25% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the 15th calendar day immediately preceding the relevant Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest for any full semiannual period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any partial semiannual period will be computed on the basis of the actual number of days elapsed during that period.

        Payment of the principal of and any such interest on this Note will be made at the offices or agencies of the Company maintained for that purpose in Wilmington, Delaware, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payments of interest to DTC or its nominee shall be made by wire transfer in immediately available funds.

        This Note is one of a duly authorized issue of securities of the Company (herein called the

"Securities"), issued and to be issued under an Indenture, dated as of March 24, 2003 (the "Indenture"), between the Company and Wilmington Trust Company, a Delaware corporation (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a series of Notes of the Company designated as its 5.25% Notes, Series B, due March 31, 2008 (herein called the "Notes"), initially limited in aggregate principal amount to $150,000,000.

        The Note shall be subject to the Events of Default specified in Section 5.01, paragraphs (1), (2), (5), (6), (7) and (8), of the Indenture.

        This Note may not be redeemed prior to maturity.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by, a written instrument of transfer in form satisfactory to the Company, duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        This Note is issuable as a registered Note without coupons in denominations of $1,000 and integral multiples of $1,000. As provided in the Indenture, and subject to certain limitations set forth therein, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        If an Event of Default with respect to the Notes shall occur and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture or all Indentures supplemental thereto.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the trustee under each series to be affected with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Note at the times, place and rate, and in the coin and currency, herein prescribed.

        This Note is governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law rules.

        All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an authenticating agent, by the manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ___________, 2003

                                            GREATER BAY BANCORP


                                            By:
                                               ---------------------------------

        This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                            WILMINGTON TRUST COMPANY, as Trustee


                                            By:
                                               ---------------------------------
                                                Authorized Officer

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

Name and address of assignee, including zip code, must be printed or typewritten)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
Attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated:___________________                   ____________________________________
                                            NOTICE:   The signature to this
                                                      assignment must correspond
                                                      with the name as it
                                                      appears upon the face of
                                                      the within or attached
                                                      Note in every particular,
                                                      without alteration or
                                                      enlargement or any change
                                                      whatever.

                                   SCHEDULE A

                              SCHEDULE OF EXCHANGES

The following exchanges of Notes for Notes represented by this Note have been made:

                                Change in
                                principal       Principal
Principal                       amount of this  amount of this   Notation made
amount of this  Date exchange   Note due to     Note following   by or on behalf
Note            Made            exchange        such exchange    of the Company
--------------------------------------------------------------------------------
$
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------